UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 30, 2009
(Date of earliest event reported)
SoftBrands, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32711

Delaware	41-2021446
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
800 LaSalle Avenue, Suite 2100
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 851-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
This Form 8-K is being filed pursuant to an agreement in principle regarding settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of June 11, 2009, by and among Steel Holdings, Inc., Steel Merger Sub, Inc. and SoftBrands, Inc. (“SoftBrands”).
SETTLEMENT OF CERTAIN LITIGATION
SoftBrands and its board of directors have been named as defendants in a putative class action lawsuit arising from SoftBrands’ entry into and announcement on June 12, 2009 of an Agreement and Plan of Merger with Steel Holding, Inc. (“Steel Holdings”) and Steel Merger Sub, Inc., a wholly owned subsidiary of Steel Holdings (the “Merger Agreement”), for the proposed merger of Steel Merger Sub into SoftBrands (the “Merger”). On July 16, 2009, a purported class action lawsuit was filed in the Court of Chancery of the State of Delaware (the “Court”) by stockholders alleging, among other things, that the SoftBrands board of directors breached their fiduciary duties in connection with the proposed Merger, and requesting injunctive relief, attorneys’ fees and other remedies.
On July 30, 2009, the defendants after extensive negotiations reached an agreement in principle with the plaintiffs regarding settlement of the lawsuit. In connection with the settlement contemplated by that agreement in principle, the lawsuit and all claims asserted therein will be dismissed. The terms of the settlement contemplated by that agreement in principle require that SoftBrands make certain additional disclosures related to the Merger that were sought by plaintiffs, which are contained in this Form 8-K. Defendants acknowledge that this disclosure was a result of the prosecution of the lawsuit. The agreement in principle contemplates that the parties will enter into a stipulation of settlement, which will be subject to customary conditions, including Court approval following notice to SoftBrands’ stockholders. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, that the Court will approve any proposed settlement, or that any eventual settlement will be under the same terms as those contemplated by the agreement in principle. The settlement is subject to confirmatory discovery. By entering into the proposed settlement, SoftBrands and the other defendants are in no way acknowledging that the allegations contained in the lawsuit have merit, and the defendants deny any liability.
ADDITIONAL DISCLOSURES RELATED TO DEFINITIVE PROXY STATEMENT
In connection with the proposed settlement of certain outstanding stockholder litigation as described in this Form 8-K, SoftBrands has agreed to make these additional disclosures to the definitive proxy statement dated July 9, 2009. This information should be read in conjunction with the definitive proxy statement, which should be read in its entirety.
Certain Projections
The following disclosure supplements the discussion of the Merger at pages 18 through 45 of the proxy statement concerning certain projections prepared by SoftBrands.
Certain Projections
     In connection with the due diligence review of SoftBrands by Golden Gate Capital and Infor and in the course of the negotiations between the parties, SoftBrands provided Golden Gate Capital and Infor with certain non-public business and financial information about SoftBrands. The information provided to Golden Gate Capital and Infor included illustrative financial projections that reflected management’s best estimate of SoftBrands future performance as of May 20, 2009 for fiscal years 2009 through 2010, which we refer to as the “projections.” SoftBrands has no knowledge of the extent to which Golden Gate Capital and Infor considered the projections in formulating their bid. The projections included summary level information of key business drivers. These projections were prepared on a basis consistent with the accounting principles used in our historical financial statements. We are including these projections to give our stockholders access to certain nonpublic information. These projections do not take into account the merger.

SoftBrands Income Statement(1)

	FY2009(2)		Forecast	FY2010(2)				Forecast	Forecast	Forecast
	Q3E	Q4E	FY2009	Q1E	Q2E	Q3E	Q4E	FY2010	CY2009	CY2010

Sales	$21.2	$21.6	$89.7	$24.6	$24.7	$24.5	$24.7	$98.6	$88.8	$100.4
Y/Y Growth	(22.4%)	(15.1%)	(9.1%)	(3.6%)	15.6%	15.4%	14.6%	9.8%	(12.9%)	13.1%
Cost of Goods	8.2	7.7	33.3	7.7	7.8	8.0	8.1	31.7	33.9	32.5

Gross Profit	13.1	13.9	56.5	16.9	16.9	16.5	16.6	66.9	54.9	67.9
Gross Margins	64.4%	64.4%	62.9%	68.7%	68.4%	67.3%	67.1%	67.9%	61.8%	67.6%
Operating Expenses
R&D	3.0	2.8	12.7	2.0	2.0	2.0	2.0	8.0	10.6	8.1
% of Sales	14.0%	13.1%	14.2%	8.1%	8.1%	8.2%	8.2%	8.1%	11.9%	8.1%
SG&A	5.6	5.4	25.1	9.1	8.9	8.9	9.1	36.0	25.5	36.7
% of Sales	26.4%	24.9%	27.9%	36.8%	36.1%	36.2%	36.9%	36.5%	28.7%	36.5%
Other	0.8	0.8	3.2	0.6	0.7	0.7	0.7	2.7	2.6	2.7
% of Sales	3.8%	3.6%	3.6%	2.5%	2.7%	2.7%	2.8%	2.7%	2.9%	2.7%

EBIT Before Allocation	3.7	5.0	15.5	5.2	5.3	4.9	4.8	20.2	16.3	20.5
Operating Margin	17.5%	23.0%	17.3%	21.3%	21.5%	20.1%	19.2%	20.5%	18.3%	20.4%
Overhead Expenses	(2.2)	(2.2)	(8.5)	(2.2)	(2.2)	(2.2)	(2.2)	(8.6)	(8.6)	(8.7)
EBIT After Allocation	1.5	2.7	7.0	3.1	3.1	2.8	2.6	11.6	7.7	11.8
EBITDA(3)	2.8	4.1	12.5	4.1	4.2	3.8	3.6	15.7	12.8	16.0
EBITDA Margin	13.4%	19.0%	14.0%	16.5%	16.9%	15.5%	14.7%	15.9%	14.4%	15.9%
Interest and Other Income	(0.3)	(0.3)	(1.1)	(0.4)	(0.4)	(0.3)	(0.3)	(1.4)	(1.1)	(1.3)
% of Sales	(1.4%)	(1.4%)	(1.2%)	(1.5%)	(1.5%)	(1.4%)	(1.3%)	(1.4%)	(1.3%)	(1.3%)
Pre-Tax Income	1.2	2.4	5.9	2.7	2.8	2.4	2.3	10.2	6.5	10.5
Pre-Tax Margin	5.5%	11.2%	6.6%	11.0%	11.3%	9.9%	9.2%	10.3%	7.4%	10.4%
Taxes	(0.3)	(0.5)	(1.2)	(0.9)	(1.0)	(0.8)	(0.8)	(3.6)	(1.7)	(3.7)
Tax Rate	25.5%	19.0%	20.4%	35.0%	35.0%	35.0%	35.0%	35.0%	26.5%	34.9%
Preferred Dividend	(0.5)	(0.5)	(2.0)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(2.0)	(2.0)
% of Sales	(2.3%)	(2.3%)	(2.2%)	(2.0%)	(2.0%)	(2.0%)	(2.0%)	(2.0%)	(2.2%)	(2.0%)

NI to Common	$0.4	$1.5	$2.8	$1.3	$1.3	$1.1	$1.0	$4.7	$2.8	$4.9
Net Margin	1.8%	6.8%	3.1%	5.2%	5.3%	4.4%	4.0%	4.7%	3.2%	4.8%

(1)	$ in millions, except per share data.

(2)	Fiscal year ended September 30.

(3)	EBITDA, or consolidated net earnings applicable to common stockholders, minus extraordinary gains, income tax benefits and interest income, plus preferred stock dividends, interest expense, income tax expense, non-cash extraordinary losses, share-based compensation expense, (including, charitable stock contributions in an amount not exceeding $50,000 in each fiscal year), depreciation and amortization for such period. EBITDA is not a measure of performance under generally accepted accounting principles and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Further, management’s methodology employed to calculate EBITDA may differ from that used by others.
     SoftBrands also provided its advisor, Piper Jaffray, with the projections noted above, as well as additional, illustrative financial projections that reflected management’s best estimate of SoftBrands future performance as of May 20, 2009 for fiscal years 2009 through 2012 in connection with its financial analysis of the merger consideration that are set forth below. These projections do not take into account the merger.

Projected Cash Flows — Fiscal Year Ending September 30

	2H2009P	2010P	2011P	2012P

Revenue	$42.8	$98.6	$106.1	$116.6
EBITDA(1)	6.9	15.7	17.3	19.6
Operating Income	4.2	11.6	13.0	15.2
Less: Taxes @ 38%	(1.6)	(4.4)	(4.9)	(5.8)

After-tax Operating Income	2.6	7.2	8.1	9.4
Plus: Depreciation, Amortization & Stock-Based Comp.	2.7	4.1	4.3	4.4
Less: Capital Expenditures	(0.3)	(1.5)	(2.0)	(2.5)
Less: (Inc) Dec in Working Capital	(0.3)	(1.8)	(3.3)	(3.0)

Free Cash Flows	4.8	8.0	7.1	8.3
Terminal Cash Flows @ 5.5x 2012 Adj. EBITDA				107.6

Total Free Cash Flows	4.8	8.0	7.1	115.9

(1)	EBITDA, or consolidated net earnings applicable to common stockholders, minus extraordinary gains, income tax benefits and interest income, plus preferred stock dividends, interest expense, income tax expense, non-cash extraordinary losses, share-based compensation expense, (including, charitable stock contributions in an amount not exceeding $50,000 in each fiscal year), depreciation and amortization for such period. EBITDA is not a measure of performance under generally accepted accounting principles and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Further, management’s methodology employed to calculate EBITDA may differ from that used by others.
     In preparing the above sets of projections, SoftBrands made a number of assumptions, including assumptions regarding sales growth, expenses, customers and economic and market conditions. No assurances can be given that these assumptions will accurately reflect future conditions. Although presented with numerical specificity, these projections reflect numerous assumptions and estimates as to future events made by SoftBrands management that SoftBrands management believed were reasonable at the time the projections were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and beyond the control of SoftBrands management. Accordingly, there can be no assurance that the projections would be realized, and actual results may be materially greater or less than those reflected in the projections. You should review our most recent filings on Form 10-K and Form 10-Q for a description of risk factors with respect to our business. The projections have not been discounted for the effects of such risks.
     SoftBrands does not, as a matter of course, publicly disclose projections of future revenues, earnings or other results. The projections were not prepared with a view toward complying with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of SoftBrands management, were prepared on a reasonable basis, reflected at the time they were prepared the best currently available estimates and judgments and presented to the best of SoftBrands management’s knowledge and belief at the time they were prepared, the expected course of action and the expected future financial performance of SoftBrands. However, the projections are not fact and should not be relied upon as being indicative of future results, and stockholders are cautioned not to place undue reliance on the projections. No representation is made by SoftBrands, Golden Gate Capital, Infor or their respective affiliates or representatives to any security holder of SoftBrands regarding the ultimate performance of SoftBrands compared to the information contained in the projections. SoftBrands does not intend to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error.
     Neither SoftBrands’ independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the projections, nor have they expressed any opinion or any other form of assurance on the projections or their achievability, and they assume no responsibility for, and disclaim any association with, the projections.
Background to the Merger
The following disclosure supplements the discussion on page 20 of the proxy statement concerning the parties contacted by Piper Jaffray regarding a strategic transaction with SoftBrands.
     From February 23, 2009 through March 11, 2009, Piper Jaffray contacted 12 financial and strategic parties that had been identified as possibly being interested in entering into a strategic transaction with us.
Opinion of Piper Jaffray & Co.
The following disclosure supplements the discussion on pages 28 and 29 of the proxy statement concerning the multiples applied and observed by Piper Jaffray relating to its selected public company analysis in rendering its opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of our common stock in the merger.
     Piper Jaffray reviewed selected historical SoftBrands financial data for the last 12 months ended March 31, 2009 and estimated SoftBrands financial data that was prepared by our management for the 9 months beginning

April 1, 2009 and calendar year 2010 and compared them to corresponding historical financial data and consensus Wall Street forecasts, where applicable, for publicly traded companies in the software industry with market values below $3.0 billion and with aspects Piper Jaffray deemed similar to aspects of SoftBrands business.
     Piper Jaffray compared valuation multiples for SoftBrands derived from the $0.92 per common share cash consideration and historical and projected revenue and earnings before interest, taxes, depreciation and amortization (which we refer to as “EBITDA”) data for SoftBrands, on one hand, to valuation multiples for the selected companies below derived from their market valuation and historical and projected revenue and EBITDA data, on the other hand. Piper Jaffray also compared the price to earnings per share (which we refer to as “P/E”) ratio based on historical and projected earnings.
Selected Public Company Analysis

	EV/LTM	EV/CY	EV/CY	EV/ LTM	EV/CY 2009	EV/CY 2010	LTM P/E	CY 2009	CY 2010
Company(1)	Rev(2)(3(4)	2009 Rev(2)(5)	2010 Rev(2)6)	EBITDA(2)(3)(7)(8)	EBITDA(2)(8)(9)	EBITDA(2)(8)(10)	(3)(11)(12)	P/E(12)(13)	P/E(12)(14)
SoftBrands at Offer	0.8x	0.9x	0.8x	5.2x	6.3x	5.0x	37.0x	15.3x	9.0x
Agilysys, Inc.	0.2x	0.3x	0.3x	8.9x	10.7x	6.4x	NEG	NEG	NM
American Software, Inc.	0.9x	0.9x	0.8x	6.1x	5.5x	NA	NM	24.4x	15.8x
CDC Corporation	0.3x	0.4x	0.4x	3.9x	4.6x	5.2x	NEG	NEG	NEG
Deltek Inc.	1.2x	1.2x	1.1x	4.7x	5.0x	4.5x	8.5x	12.5x	9.2x
Epicor Software Corporation	1.1x	1.2x	1.2x	6.5x	8.9x	7.6x	NEG	NEG	NM
Exact Holding, N.V.	1.4x	1.5x	1.5x	6.3x	6.7x	6.7x	11.2x	11.6x	12.0x
Industrial & Financial Systems, IFS AB	0.6x	0.6x	0.6x	4.4x	4.5x	4.0x	15.4x	14.5x	12.0x
JDA Software Group, Inc.	1.3x	1.4x	1.4x	5.3x	6.4x	5.9x	NM	18.8x	15.8x
Lawson Software, Inc.	1.0x	1.2x	1.2x	7.9x	7.8x	6.8x	NM	28.5x	17.5x
MICROS Systems, Inc.	1.9x	2.1x	1.9x	10.1x	11.2x	9.4x	21.3x	22.9x	20.2x
QAD Inc.	0.3x	0.4x	0.4x	11.9x	9.6x	11.5x	NEG	NEG	NEG
Unit 4 Agresso N.V.	1.2x	1.2x	1.2x	6.8x	7.0x	6.8x	25.3x	20.9x	15.9x

(1)	Comparables estimates provided by Piper Jaffray, IBES and First Call. Stock prices are as of June 10, 2009. SoftBrands’ estimates provided by management.

(2)	EV, or enterprise value, is equal to equity value plus debt plus capital lease obligations less cash and cash equivalents.

(3)	LTM, or last twelve months, is as of March 31, 2009.

(4)	EV/LTM Rev is enterprise value to last twelve months’ revenue.

(5)	EV/CY 2009 Rev is enterprise value to calendar year 2009 revenue.

(6)	EV/CY 2010 Rev is enterprise value to calendar year 2010 revenue.

(7)	EV/LTM EBITDA is enterprise value to last twelve months’ EBITDA.

(8)	EBITDA, or consolidated net earnings applicable to common stockholders, minus extraordinary gains, income tax benefits and interest income, plus preferred stock dividends, interest expense, income tax expense, non-cash extraordinary losses, share-based compensation expense, (including, charitable stock contributions in an amount not exceeding $50,000 in each fiscal year), depreciation and amortization for such period. EBITDA is not a measure of performance under generally accepted accounting principles and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Further, management’s methodology employed to calculate EBITDA may differ from that used by others.

(9)	EV/CY 2009 EBITDA is enterprise value to 2009 EBITDA

(10)	EV/CY 2010 EBITDA is enterprise value to 2010 EBITDA

(11)	LTM P/E is last twelve months’ P/E ratio.

(12)	Price to earnings per share ratios greater than 40.0x are considered not meaningful (NM). P/E ratios are calculated on GAAP net income basis.

(13)	CY 2009 P/E is calendar year 2009 P/E ratio.

(14)	CY 2010 P/E is calendar year 2010 P/E ratio.

Opinion of Piper Jaffray &Co.
The following disclosure supplements the discussion on pages 29 through 31 of the proxy statement concerning the multiples applied and observed by Piper Jaffray relating to its selected mergers and acquisitions transaction analysis in rendering its opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of our common stock in the merger.
     Piper Jaffray reviewed transactions involving target companies that it deemed comparable to SoftBrands operating in similar businesses and having SIC code classifications deemed similar to aspects of SoftBrands’ business. Piper Jaffray selected these transactions by searching SEC filings, public company disclosures, press releases, industry reports and press articles, databases and other sources and by applying the following criteria:
•	transaction targets that Piper Jaffray deemed similar to aspects of SoftBrands’ business;

•	transactions announced between January 1, 2004 and June 10, 2009;

•	transactions with publicly available information regarding financial terms; and

•	excluding share repurchases and acquisitions of a minority interests.
     Based on these criteria, the M&A transactions in the table below were deemed similar to the merger.
     Piper Jaffray calculated the multiples of enterprise value implied by the consideration paid in the applicable transaction to revenue and EBITDA for the last 12 months preceding each M&A transaction and the multiples of implied enterprise value to projected revenue and EBITDA for the 12 months following each M&A transaction. Piper Jaffray then compared the results of these calculations with similar calculations based on the enterprise value for SoftBrands implied by the $0.92 per common share cash consideration. The SoftBrands calculations were based on historical SoftBrands financial data for the last 12 months ended March 31, 2009 and the estimated SoftBrands financial data that was prepared by our management for the 12 months beginning April 1, 2009. The selected M&A transactions calculations were based on historical financial data and projected 12 months revenue and EBITDA. These projections were based on estimates from Wall Street forecasts and other publicly available information. This analysis indicated the following multiples:
Selected M&A Transactions

Date					EV / LTM	EV / NTM	EV / LTM	EV / NTM
Announced(1)	Target	Acquiror	EV(2)(3)		Rev(4)(5)	Rev (5)(6)	EBITDA(5) (7)(8)(10)	EBITDA(5)(8)(9)(10)
NA	SoftBrands at offer	Golden Gate Capital / Infor	$80		0.8x	0.9x	5.2x	5.3x

06/08/09	I-many	Unknown Bidder	$41	(11)	1.1x	1.1x	NM	10.3x
05/05/09	Borland Software	Micro Focus International plc	$65		0.4x	0.4x	NM	7.9x
04/06/09	SupportSoft — Ent. Software Assets	Consona Corporation	$20		0.5x	0.7x	NA	NA
09/03/08	Captaris	Open Text	$107		1.0x	0.7x	NM	7.7x
06/19/08	Insightful	TIBCO Software	$13		0.6x	NA	8.5x	NA
04/30/08	NetManage	Micro Focus International plc	$44		1.2x	1.4x	12.1x	6.9x
03/06/08	Chelford Group	Solarsoft Business Systems	$27		0.8x	0.6x	9.8x	5.4x
01/14/08	Manatron	Thoma Cressey Bravo	$71		1.6x	NA	12.2x	NA
12/18/07	CODA plc	Unit 4 Agresso	$289		2.6x	NA	10.6x	NA
12/17/07	NSB Retail Systems	Epicor	$280		3.1x	2.9x	13.2x	12.6x
06/01/07	InfoGenesis	Agilysys	$90		2.1x	NA	12.9x	NA
05/24/07	Aldata Solution Oyj	Symphony Technology Group	$148		1.3x	1.3x	NM	NA
05/15/07	Agile Software	Oracle	$286		2.2x	2.0x	NM	NM
04/06/07	Embarcadero Technologies	Thoma Cressey Bravo	$125		2.1x	2.1x	13.7x	7.2x
04/02/07	Workbrain	Infor Global Solutions European Finance	$171		1.8x	1.7x	NM	NM
03/22/07	Kronos	Hellman & Friedman	$1,761		2.9x	2.6x	14.3x	14.8x

Date				EV / LTM	EV / NTM Rev	EV / LTM EBITDA	EV / NTM EBITDA
Announced(1)	Target	Acquiror	EV(2)(3)	Rev(4)(5)	(5)(6)	(5) (7)(8)(10)	(5)(8)(9)(10)
10/20/06	Indus International	Vista Equity (MDSI Mobile Data Solutions)	$207	1.7x	1.5x	19.4x	9.0x
09/05/06	Click Commerce	Illinois Tool Works	$287	3.9x	3.3x	12.4x	10.8x
08/03/06	MRO Software	IBM	$582	2.6x	2.4x	16.5x	14.2x
06/05/06	Onyx Software	Consona	$74	1.3x	1.3x	NM	NM
05/15/06	SSA Global Technologies	Infor Global Solutions	$1,602	2.2x	2.0x	10.0x	NA
04/27/06	Systems Union	Infor Global Solutions	$386	1.9x	1.8x	13.1x	11.0x
04/24/06	Manugistics	JDA Software	$247	1.4x	1.5x	9.6x	8.0x
03/12/06	Activant Solutions	Thoma Cressey & Hellman Friedman	$682	3.0x	NA	10.6x	NA
12/12/05	Synchronics	Radiant Systems	$28	2.6x	2.2x	NA	NA
12/06/05	CRS	Epicor	$121	1.9x	1.7x	NA	NA
11/07/05	Geac Computer	Infor Global Solutions	$777	1.8x	1.8x	7.7x	8.8x
08/03/05	E.phiphany	SSA Global Technologies	$88	1.2x	1.1x	NM	NM
06/02/05	Intentia	Lawson	$480	1.0x	1.2x	9.5x	6.2x
03/01/05	Blue Martini Software	Golden Gate Capital	$23	0.8x	0.8x	NM	NA
01/26/05	MAPICS	Infor Global Solutions	$350	2.0x	NA	10.0x	NA
01/24/05	Speedware	Activant Solutions	$96	2.6x	NA	11.7x	NA
09/03/04	QRS	Inovis	$80	0.7x	NA	5.1x	NA

(1)	All values except SoftBrands at date of announcement.

(2)	EV, or enterprise value, is equal to equity value plus debt plus capital lease obligations less cash and cash equivalents.

(3)	$ in millions.

(4)	EV/LTM Rev is enterprise value to last twelve months’ revenue.

(5)	LTM, or last twelve months, and NTM, or next twelve months, are as of March 31, 2009.

(6)	EV/NTM Rev is enterprise value to next twelve months’ revenue.

(7)	EV/LTM EBITDA is enterprise value to last twelve months’ EBITDA.

(8)	EBITDA, or earnings before interest, taxes, depreciation and amortization, is equal to net income plus (a) preferred dividends, (b) provision (benefit) for income taxes, (c) interest expense and (d) depreciation and amortization. EBITDA is not a measure of performance under generally accepted accounting principles and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Further, management’s methodology employed to calculate EBITDA may differ from that used by others.

(9)	EV/NTM EBITDA is enterprise value to next twelve months’ EBITDA.

(10)	EV/EBITDA multiples greater than 30.0x are considered not meaningful (NM).

(11)	Based on 6/8/2009 press release. On 6/11/2009, LLR Partners matched this offer.
Relationships with Piper Jaffray
The following disclosure supplements the discussion on page 35 of the proxy statement concerning any relationships between Piper Jaffray, on the one hand, and each of Golden Gate Capital, Infor and ABRY Partners, on the other hand.
     Piper Jaffray may, in the future, provide investment banking and financial advisory services to Golden Gate Capital, Infor and ABRY Partners, for which Piper Jaffray would expect to receive compensation. Piper Jaffray is not currently engaged by Golden Gate Capital, Infor or ABRY Partners to provide any such services. Piper Jaffray has received no fees from Golden Gate Capital, Infor or ABRY Partners during the past 24 months.
Interests of our Directors and Executive Officers in the Merger
The following disclosure supplements the discussion on pages 36 and 37 of the proxy statement concerning the interests of our executive officers in the merger.

     Neither prior to, nor following the execution of, the merger agreement, have any of our executive officers had any discussions with Golden Gate Capital or Infor regarding their employment with SoftBrands following the merger.
Transfer of SoftBrands’ Interest in the AremisSoft Liquidating Trust to SoftBrands’ Stockholders
The following disclosure supplements the discussion on pages iv and 68 of the proxy statement concerning the deemed exercise of Capital Resource Partners’ warrant.
     In order to comply with the requirement under the merger agreement that all convertible securities, including warrants, be canceled prior to the effective time of the merger, SoftBrands negotiated with Capital Resource Partners for the deemed exercise of its warrant. The pro rata share reduction resulting from the deemed exercise of Capital Resource Partners’ warrant, according to the valuation of the trust, is $0.0013 per share.
Additional Information About the Proposed Merger and Where to Find It
SoftBrands has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement and other relevant materials relating to the proposed Merger with Steel Holdings. The definitive proxy statement was mailed on or about July 13, 2009 to SoftBrands stockholders of record as of the close of business on July 8, 2009. INVESTORS AND SECURITY HOLDERS OF SOFTBRANDS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELATED DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed by SoftBrands with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SoftBrands by contacting SoftBrands Investor Relations at (612) 851-1900 or SoftBrands, Inc., 800 LaSalle Ave., Suite 2100, Minneapolis, Minnesota 55402. Investors and security holders of SoftBrands are urged to read the definitive proxy statement and the other relevant materials before making any voting or investment decision with respect to the proposed Merger.
SoftBrands and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the stockholders of SoftBrands in connection with the proposed Merger and related items. Information regarding the interests of directors and executive officers of SoftBrands and their ownership of SoftBrands stock is set forth in SoftBrands’ definitive proxy statement concerning the proposed Merger, which was filed with the SEC on July 13, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTBRANDS, INC.
By:	/s/ Gregg A. Waldon
Gregg A. Waldon Senior Vice President and Chief Financial Officer

Date: July 31, 2009